UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2012

CARDIFF INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-49709	84-1044583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2747 Paradise Road, Unit 1103,

Las Vegas, NV 89109

(Address of principal executive offices, including zip code)

(818) 783-2100

(Registrant's telephone number, including area code)

16255 Ventura Boulevard, Suite 525

Encino, CA 91436

_____________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 27, 2012, the Registrant dismissed Rose, Snyder & Jacobs LLP, its independent registered public accounting firm. None of the reports of Rose, Snyder & Jacobs LLP on the Company's financial  statements for either of the past two years or subsequent  interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty,  audit scope or accounting  principles,  except that the Registrant's audited financial statements  in its Forms 10-K for the fiscal years ended  December 31, 2011 and 2010, contained a  going  concern  qualification  in  the  registrant's  audited  financial statements.

During the registrant's two most recent fiscal years and the subsequent  interim periods thereto, there were no disagreements with Rose, Snyder & Jacobs LLP whether or not  resolved,  on any matter of accounting  principles or practices,  financial statement disclosure, or auditing scope or procedure,  which, if not resolved to Rose, Snyder & Jacobs LLP’s satisfaction,  would have caused it to make reference to the subject  matter  of the  disagreement  in  connection  with  its  report  on the Registrant’s financial statements.

The registrant has requested that Rose, Snyder & Jacobs LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

On August 1, 2012, the registrant engaged Weinberg & Company as its independent registered public accounting firm. During the  two  most  recent  fiscal  years  and the  interim  periods  preceding  the engagement,  the  registrant has not consulted  Weinberg & Company regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective July 24, 2012, our company's Articles of Incorporation were amended to increase the number of authorized shares of Common Stock to 250,000,000 shares from 60,000,000 shares. This amendment was effective upon its filing with the Colorado Secretary of State on July 24, 2012. The amendment of our Articles of Incorporation was approved by our directors and, at our Special Meeting of Shareholders held on July 18, 2012, by shareholders holding a majority (63%) of our issued and outstanding shares of Common Stock.

Item 9.01	Financial Statements and Exhibits

3.01	Articles of Amendment

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cardiff International, Inc.

By:	/s/ Daniel Thompson
Daniel Thompson
Title:	Chairman / Chief Executive Officer

Dated: August 2, 2012

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